UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2026

Cycurion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Suite 420C McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 341-6680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $345.00 per share	CYCUW	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed by Cycurion, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on August 4, 2026 (the “Original Form 8-K”), which reported the completion on August 3, 2026 of the Company’s acquisition of substantially all of the assets, and the assumption of certain specified liabilities, of the video solutions business (the “Video Solutions Business”) of Kustom Entertainment, Inc. (formerly Digital Ally, Inc.) (“Kustom”), pursuant to the Asset Purchase Agreement, dated June 24, 2026, between the Company and Kustom, as amended on July 23, 2026.

This Amendment is being filed to provide the financial statements required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K. The unaudited pro forma condensed combined financial information filed as Exhibit 99.2 to this Amendment supersedes the unaudited pro forma financial information furnished as Exhibit 99.2 to the Original Form 8-K.

Except as expressly provided herein, this Amendment does not modify, amend or supplement any information contained in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited abbreviated financial statements of the Video Solutions Business, consisting of the statements of assets acquired and liabilities assumed as of December 31, 2025 and 2024 and the related statements of revenues and direct expenses for the years then ended, together with the related notes and the report of Victor Mokuolu, CPA PLLC, independent auditor, and the unaudited abbreviated financial statements of the Video Solutions Business, consisting of the statement of assets acquired and liabilities assumed as of June 30, 2026 and the statements of revenues and direct expenses for the six months ended June 30, 2026 and 2025, together with the related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The Video Solutions Business was not a separate legal entity or subsidiary of Kustom, and separate financial statements have not historically been prepared for it; accordingly, the financial statements are presented in accordance with Rule 3-05(e) of Regulation S-X.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of the Video Solutions Business, consisting of the unaudited pro forma condensed combined balance sheet as of June 30, 2026 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026, and the related notes, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information has been prepared for informational purposes only in accordance with Article 11 of Regulation S-X and is not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been completed on the dates assumed therein, nor is it necessarily indicative of future results.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Victor Mokuolu, CPA PLLC, independent auditor.
99.1	Abbreviated Financial Statements of the Video Solutions Business of Kustom Entertainment, Inc. (formerly Digital Ally, Inc.).
99.2	Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date:	October 28, 2026	By:	/s/ L. Kevin Kelly
		Name:	L. Kevin Kelly
		Title:	Chief Executive Officer